1©2026 InterDigital, Inc. All Rights Reserved.

Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act, including but not limited to statements related to our outlook for Q3 and full year 2026, and other financial and business goals. Forward-looking statements are based on our expectations as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. Actual results could materially differ because of such factors or circumstances, which include those described in our second quarter 2026 earnings release. You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in the Risk Factors sections of our 2025 Form 10-K and our other SEC filings before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law. Industry Data This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Non-GAAP Financial Measures This presentation includes certain non-GAAP measures not based on generally accepted accounting principles. For more information and for reconciliations between GAAP and these non-GAAP measures, see the appendix to this presentation. 2©2026 InterDigital, Inc. All Rights Reserved.

Agenda Q2 Financial & Business Highlights Q3 and FY26 Outlook Background on InterDigital Appendix 3©2026 InterDigital, Inc. All Rights Reserved.

4©2026 InterDigital, Inc. All Rights Reserved.

Q2 Financial Highlights  Revenue of $260M, Adj. EBITDAa of $184 million and Diluted EPS of $3.40 far exceed the top end of guidance range  Raised full year 2026 revenue outlook to between $775 million to $845 million, up $85 million at the midpoint  Annualized Recurring Revenueb (ARR) at all-time high of $626 million, up 13% YoY  Streaming and Cloud Services revenue of $110 million  Adj. EBITDA margina of 71%  Free cash flowa of $67 million  Return of capital of $41 million a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations b Please see appendix for a description of this metric and how it is calculated 5©2026 InterDigital, Inc. All Rights Reserved.

Recent Business Highlights  Reached milestone agreement in Streaming and Cloud Services program with Amazon; final terms to be determined by binding arbitration  Signed new IoT license agreements with a leading fintech company covering point-of-sale devices and with KEBA for EV chargers  Awarded two injunctions against Disney from Europe’s Unified Patent Court covering eleven countries  Recognized by Business Insider as one of America’s high- growth companies  Shared 6G leadership, potential for ISAC and Agentic AI at EuCNC & 6G Summit  Showcased interactive AR and energy-efficient video streaming at 2026 FOKUS Media Web Symposium 6©2026 InterDigital, Inc. All Rights Reserved.

Financial Results vs. Outlook Q 2 ’ 2 6 R E S U L T S Q 2 ’ 2 6 O U T L O O K Revenue $260.2M $139M - $143M Adjusted EBITDAa $184.1M $67M - $73M Diluted EPS $3.40 $0.80 - $0.97 Non-GAAP EPSa $4.62 $1.41 - $1.60 aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations, as well as our Q2’26 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. 7©2026 InterDigital, Inc. All Rights Reserved.

$237M $184M 79% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 100 200 300 400 ARRa +13% YoY Q2’26 Results YoY decline in Q2’26 profitability due to lower catch-up revenue and higher IP enforcement costs and share-based compensation 8 0 100 200 300 400 500 600 700 800 Q2 ‘25 Q2 ‘26 $626M CE, IoT / AutoSmartphone $138M $156M $162M $104M 0 100 200 300 400 Q2 ‘25 Q2 ‘26 Revenue <13%> YoY Q2 ‘25 Q2 ‘26 Adjusted EBITDAb <22%> YoY $6.52 $4.62 0.00.51.01.52.02.53.03.54.04.55.05.56.06.57.07.58.08.59.09.510.0 Q2 ‘25 Q2 ‘26 Non-GAAP EPSb <29%> YoY - - - - - -Adj EBITDA Marginb a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our Q2’26 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. $553M ©2026 InterDigital, Inc. All Rights Reserved. Streaming & Cloud Catch-upRecurring

9©2026 InterDigital, Inc. All Rights Reserved.

Company Raises FY 2026 Guidance (as of July 30, 2026) 10 Q 3 ’ 2 6 O U T L O O K F Y 2 6 C U R R E N T O U T L O O K F Y 2 6 P R I O R O U T L O O K Revenue $154M - $158M $775M - $845M $675M - $775M Adjusted EBITDAa $86M - $92M $469M - $529M $381M - $477M Diluted EPS $1.25 - $1.42 $7.91 - $9.67 $5.77 - $8.51 Non-GAAP EPSa $1.94 - $2.13 $10.85 - $12.81 $8.74 - $11.84 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations, as well as our Q2’26 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. The outlook for third quarter 2026 covers existing licenses and does not include any new agreements or enforcement action results we may sign or receive over the balance of the third quarter. The outlook for full year 2026 includes both existing licenses and the expected contributions from new agreements and/or enforcement actions we may receive over the balance of the year. ©2026 InterDigital, Inc. All Rights Reserved.

Upcoming Investor Events August 25 Jefferies Semiconductor, IT Hardware & Communications Technology Conference ● Chicago 11©2026 InterDigital, Inc. All Rights Reserved. August 26 Midwest IDEAS Conference ● Chicago September 23-24 Sidoti Small Cap Conference ● Virtual

12©2026 InterDigital, Inc. All Rights Reserved.

Premier Team Foundational Technology Development Company Introduction Long-term Growth Strategy Accelerating Business Momentum 01 0304 0205 InterDigital Innovating Today, Empowering Tomorrow 13©2026 InterDigital, Inc. All Rights Reserved.

InterDigital Pioneering Wireless, Video and AI Research

HIGHLIGHTS

World-class team Led by seasoned industry veterans

Driving foundational research in wireless, video & AI since 1972

Industry-leading patents Evergreen patent portfolio of ~40,000 assets

Long-term customers Subscription-like revenue, $5B+ in TCV* added since the start of 2021

Enabling ecosystem ~9B wireless connections with $7.6T economic value annually

2025 Financial Results

$834M	$15.31	71%	~$1.2B
Revenue	Non-GAAP EPS[a]	Adj. EBITDA Margin[a]	Cash

KEY CUSTOMERS INCLUDE: Apple, Samsung, Xiaomi, Lenovo, HP

*TCV = total contract value

[a] Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, and our Q2 2026 10-Q for a sensitivity table showing the dilutive impact of our convertible notes.

©2026 InterDigital, Inc. All Rights Reserved.

14

World-Class Leadership Team

Decades of industry experience. Strong track record. Drive deep collaboration and superb execution.



Liren Chen
CEO



Rajesh Pankaj
CTO



Rich Brezski
CFO



Julia Mattis
Chief Licensing Officer



Ken Kaskoun
Chief Growth Officer



Skip Maloney
Chief People Officer



Joshua Schmidt
Chief Legal Officer



Robert S. Stien
Chief Communications & Public Policy Officer

©2026 InterDigital, Inc. All Rights Reserved.

15

16 Subscription-Based Licensing Model A Virtuous Cycle of Innovation We are a foundational R&D company. We share our innovation through the standards process and monetize our technology through IP licensing. $ RESEARCH & INNOVATION PATENT PORTFOLIO LICENSING IMPLEMENTERS STANDARD DEVELOPMENT TECHNOLOGY SHARING ©2026 InterDigital, Inc. All Rights Reserved.

We Focus on Foundational Technologies

We solve the most complex problems in the system.
The technology we created is broadly applicable to many industries



WIRELESS

Cellular wireless - 4G/5G/6G

WiFi and wireless local area networks



VIDEO

Video compression, transport and enhancement

Immersive media compression, transport and enhancement


AI

AI

AI/ML research to deliver next gen wireless and video technologies and services

AI/ML innovation to boost performance, save energy, and enable new use cases

Our research and patents in these areas underpin our business

©2026 InterDigital, Inc. All Rights Reserved.

17

Our Innovations Help Drive Video Codec Evolution



WICKED
FOR GOOD

4K Movie
130-Minute Run Time



Uncompressed: 11,600GB
Compressed
AVC: ~24 GB(1)
VP9: ~15 GB
HEVC: ~14 GB(1)
AV1: ~11 GB
VVC: ~9 GB(2)

(1) http://www.iam-media.com/litigation/what-will-tv-cost-you-putting-price-hevc-licences
(2) Approximated based on the result from 3GPP document https://www.3gpp.org/ftp/Specs/archive/26_series/26.955/26955-h00.zip
Source: Counterpoint, WINXDVD

©2026 InterDigital, Inc. All Rights Reserved.

18

The Power of the Global Standards System



CONSUMERS

A global system of standards helps ensure interoperability



IMPLEMENTERS

Standards like 5G lower barriers to entry for new entrants into a market like smartphones and benefit from economies of scale



OPERATORS AND SERVICE PROVIDERS

Standards increase system capacity and lower the total cost of ownership

©2026 InterDigital, Inc. All Rights Reserved.

19

InterDigital Drives Standard Development



UNITING PRINCIPLES

Strong belief in global standards

Focus on technology merits and neutral on product implementation decisions



STRONG LEADERSHIP

Participate in 100+ standard development organizations (SDO)

Hold more than 100 leadership positions in these SDOs



BROAD COLLABORATIONS

Collaborate with many industry partners and leading universities

Our technologies benefit the whole eco-system: billions of devices and many cloud-based services each year

©2026 InterDigital, Inc. All Rights Reserved.

20

We Lead Standard Development

More than 100 Leadership Positions in Wireless, Video & AI Standards



MPEG Green Chair

ITU, MPEG, JVET



Beyond VVC Co-Chair of Two AHG

ITU, MPEG, JVET



Beyond VVC Co-Chair of Two AHG

ITU, MPEG, JVET



Haptic AHG Chair

MPEG



Sustainability in Media & Data Delivery Services Co-Chair

ATSC



Steering Board Member

DVB



TSAG Vice Chair

ITU



NNVC Co-Chair & SW Chair

ITU, MPEG, JVET



AI AHG Co-Chair
AI-PCC Chair

MPEG



RAN2 Chair

3GPP



SA6 Chair

3GPP



SA2 Vice-Chair

3GPP



ETSI Board Member and ISAC ISG Chair

ETSI



SA Board of Governors

IEEE



Steering Group Co-Chair Technology Roadmap Vice-Chair

atis, NEXT G ALLIANCE



Policy Committee Vice Chair

atis, NEXT G ALLIANCE



Internet Area Working Group Co-Chair

IETF



SAI Vice Chair

ETSI



AIML Standing Committee Chair

IEEE

Video **Wireless** **AI-Related Positions**

©2026 InterDigital, Inc. All Rights Reserved.

21

Multiple 3GPP Chair Positions to Lead 6G Standard

Radio Access Network (RAN)

- WG1 — Radio Layer1 — 中国移动 China Mobile
- WG2 — Radio Layer 2/3 — interdigital.
- WG3 — Architecture & Related Network Interfaces — NOKIA
- WG4 — Radio Performance & Protocol Aspects — Apple
- WG5 — Mobile Terminal Conformance Testing — MOTOROLA MOBILITY

Services & System Aspects (SA)

- WG1 — Services — T Deutsche Telekom
- WG2 — System Architecture — SAMSUNG
- WG3 — Security — SAMSUNG
- WG4 — Codec — Tencent
- WG5 — Telecom Management — HUAWEI
- WG6 — Mission-critical Apps — interdigital.

Core Network & Terminals (CT)

- WG1 — User Equipment To Core Network Protocols — Qualcomm
- WG3 — Interworking With External Networks — ERICSSON
- WG4 — Core Network Protocols — 中国移动 China Mobile
- WG6 — Smart Card Application Aspects — IDEMIA

©2026 InterDigital, Inc. All Rights Reserved.
22

23 2022: 2023: 2024: 2025: ©2026 InterDigital, Inc. All Rights Reserved. InterDigital is a Recognized Global Innovation Leader For the fifth year in a row, LexisNexis recognized InterDigital amongst the World’s 100 Most Innovative Businesses. Innovation Momentum 2026: The Global Top 100, “represents the world’s leading patent owners with the highest innovation momentum.” 2026:

Innovation Engine Fuels Evergreen IP Portfolio

Our patent portfolio has **grown > 100%** since 2017 with the **addition of video & DTV** related technologies and continuing growth of wireless assets

2017:

~19,000 Assets



2026:

~40,000 Assets



Adding ~7 new patents/day

Cellular **WiFi** **Video** **Other**

©2026 InterDigital, Inc. All Rights Reserved.

24

25©2026 InterDigital, Inc. All Rights Reserved.

$0B $1B $2B $3B $4B $5B Licensing Momentum Drives Total Contract Value (TCV) Growth ~60 licenses with TCV of $5B+ since the start of 2021 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 26 2 0 2 6 ©2026 InterDigital, Inc. All Rights Reserved.

Licensing Success Drives ARR[a] Growth



$650M
$600M
$550M
$500M
$450M
$400M
$350M
$300M
$356M
$406M
$414M
$413M
$468M
$582M
$626M
Q4 '20
Q4 '21
Q4 '22
Q4 '23
Q4 '24
Q4 '25
Q2 '26

a Please see appendix for a description of this metric and how it is calculated

©2026 InterDigital, Inc. All Rights Reserved.

27

$155M $208M $255M $345M $551M $589M 43% 49% 56% 63% 63% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0M $200M $400M $600M $800M $1,000M 2021 2022 2023 2024 2025 Strong Revenue Growth, Margins and Return of Capital Non-GAAP EPSa up ~ 7X - - - - - -Adj EBITDA Margina Revenue up ~2X Adjusted EBITDA up ~4Xa a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our 2Q26 10-Q for a sensitivity table showing the dilutive impact of our convertible notes. $359M $425M $458M $550M $869M $834M 2021 2022 2023 2024 2025 Return of Capital > $800M Reduced share count by 16% $2.27 $3.73 $5.08 $9.23 $14.97 $15.31 2021 2022 2023 2024 2025 $0M $100M $200M $300M $400M $500M $600M $700M $800M $900M 2021 2022 2023 2024 2025 Repurchases Dividends 28©2026 InterDigital, Inc. All Rights Reserved. 2020 2020 2020

29 Recognized As One Of America’s Best Companies Newsweek FortuneTime Magazine Forbes ©2026 InterDigital, Inc. All Rights Reserved. America’s Greatest Companies 2025 100 Fastest- Growing Companies 2025 America’s Growth Leaders 2025 America’s Best Mid-Cap Companies 2026 #1 America’s High-Growth Companies 2026 Business Insider

30©2026 InterDigital, Inc. All Rights Reserved.

31 Our Technologies Benefit the Economy and the World Source: GSMA The Mobile Economy 2026 5.8 billion people globally subscribed to a mobile service, including 4.7 billion who used the mobile internet Mobile technologies and services generate $7.6 trillion economic value, 6.4% of global GDP Enables 50 million jobs across the wider mobile ecosystem Mobile technologies and services projected to add nearly $4 trillion to the global economy by 2030 ©2026 InterDigital, Inc. All Rights Reserved.

We Address Three Large Markets

Market	2025A TAM	'25 – '30E CAGR	Significant Customers	Key Market Dynamic
SMARTPHONES	~1.25B Units (~$465B)[1]	~(1)%	<10	Increasing concentration of **top OEMs**
CE, IoT/AUTO	~1.8B Units (~$440B)[2]	~4%	~100	**Mix of mature and growth** with fragmentation across certain verticals
STREAMING & CLOUD SERVICES	~$485B [3]	~11%	<20	**High growth** with increasing focus on profitability

Sources: Counterpoint Research, Omdia
(1) Represents wholesale revenue
(2) Includes CE and cellular IoT only (Auto excluded)
(3) Represents SVoD + AVoD

©2026 InterDigital, Inc. All Rights Reserved.

32

Clear Pathway to Growth

$1B+ ARR[a] Target | 2030


Q2-2026
2030
$491M
~$500M
(by 2027)
$75M
~$200M
$60M
~$300M+

SMARTPHONE
Increase penetration
Enhance valuation during renewals

CE, IOT/AUTO
Increase penetration
Expand market coverage

STREAMING & CLOUD SERVICES
Drive penetration

a Please see appendix for a description of this metric and how it is calculated

©2026 InterDigital, Inc. All Rights Reserved.

33

Strong Execution Drives High Penetration 34 In Litigation Licensed Primary Opportunity Note: Lenovo in binding arbitration 2 0 2 6 E S M A R T P H O N E S H I P M E N T S : ~ 1 . 1 B Source: Counterpoint Research Licensing coverage: ~85% • 8 of top 10 OEMs under license • Top 3 licensed thru end of decade • Focus on driving higher value from key customers during renewal cycle 51% 28% 17% ~85% ~6% ~5% Other ©2026 InterDigital, Inc. All Rights Reserved.

Good CE Momentum in Q2 But Opportunity Remains License coverage as of Q2 2026 35 Note: Figures represent 2025 estimated shipments Source: Omdia P C s & T A B L E T S : ~ 4 0 0 M T V s : ~ 2 1 0 M ~60%~25% ~15% ~20% ~30% ~20% ~30% Licensed Primary Opportunity OtherIn Litigation ©2026 InterDigital, Inc. All Rights Reserved.

Growth Across Cellular IoT and Automotive

PASSENGER VEHICLE SHIPMENTS (M)



5G
4G
TAM CAGR
+7%
~65M
~90M
~85% of 4G auto market licensed
5G auto market driving value growth
2025A
2030E

CELLULAR IOT SHIPMENTS (M)



Unaddressed
Addressed
TAM CAGR
+9%
~550M
~860M
Healthcare
Industrial IoT
Smart Cities
Energy & Utilities
Remote Monitoring
Retail & Payments
Transportation & Logistics
Automotive
2025A
2030E

Source: Omdia

©2026 InterDigital, Inc. All Rights Reserved.

36

37 SVoD and AVoD Are Our Current Focus Source: Omdia Note: Cloud gaming forecast data limited to 2028 and SVOD includes ad tier subscriptions. Logos are examples of market participants and not necessarily licensed customers. 2025 TAM 2030 TAM TAM CAGR $305 B$180 B $245 B $170 B $155B $18 B $21 B $5 B $6 B +14% +6% -1% SVoD AVoD GLOBAL PAY-TV VIDEO CONFERENCING CLOUD GAMING $580 B +3% +4% ©2026 InterDigital, Inc. All Rights Reserved.

38 Capital Allocation Priorities Strong cash flow funds organic investment in research, fortifies the balance sheet and enables significant share reduction Maintain fortress balance sheet Financial strength is a strategic asset Organic investment in business Prioritize investment into research and IP portfolio Inorganic investment Opportunistic and strategic Return Excess cash to shareholders > $600M in share repurchases last 5 yrs Doubled dividend last 5 yrs ©2026 InterDigital, Inc. All Rights Reserved.

39 Target Financial Model for 2030 10%+ Large TAMs Provide Growth Opportunity Annual Growth Target Subscription Model Underpins ARR $1B+ ARRa Target Well positioned to drive value going forward a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to appendix. ©2026 InterDigital, Inc. All Rights Reserved. Operating Leverage Enables Margin Expansion 60%+ Adjusted EBITDA Marginb Target

40 Key Takeaways World-class leadership and functional teams across the board Accelerating momentum for R&I, standard development, patent portfolio creation and licensing driven by continuing investment and strong execution We have a clear strategy, a world-class team and the operational discipline to drive the growth of ARRa to $1B+ target by 2030 Our technologies are critical to devices and services of multiple industries, giving us large addressable markets a Please see appendix for a description of this metric and how it is calculated ©2026 InterDigital, Inc. All Rights Reserved.

41©2026 InterDigital, Inc. All Rights Reserved.

42 Supplemental Metrics Annualized recurring revenue ("ARR") for any quarter is defined as total revenue for the quarter less catch-up revenue for the quarter, multiplied by four. Management believes ARR provides useful information about our financial performance, and our progress toward our 2030 targets. ARR is not a projection or forecast, and actual recurring revenue for any 12-month period will depend on a number of factors beyond our ability to predict or control, including those risks and uncertainties listed above. Additionally, ARR may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the Company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non-controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBITDA margin is Adjusted EBITDA over total revenue. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is provided below. Non-GAAP net income, Non-GAAP earnings per share (“EPS”), and Non-GAAP weighted-average diluted shares are supplemental non-GAAP financial measures that InterDigital believes provides investors with important insight into the Company's ongoing business performance. InterDigital defines Non-GAAP net income as net income attributable to InterDigital, Inc. plus share-based compensation, acquisition related amortization, restructuring costs, impairment charges and one-time adjustments, losses on extinguishments of long-term debt, the related income tax effect of the preceding items, and adjustments to income taxes. Non-GAAP EPS is defined as Non- GAAP net income divided by Non-GAAP weighted-average diluted shares, which adjusts the weighted average number of common shares outstanding for the dilutive effect of the Company's convertible notes, offset by our hedging arrangements. InterDigital’s computation of these non-GAAP financial measures might not be comparable to similarly named measures reported by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided below. Free cash flow is a supplemental non-GAAP financial measure that InterDigital believes is helpful in evaluating the company’s ability to invest in its business, make strategic acquisitions and fund share repurchases, among other things. A limitation of the utility of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the company’s cash balance for the period. InterDigital defines free cash flow as net cash provided by (used in) operating activities less capital expenditures and capitalized patent costs. InterDigital’s computation of free cash flow might not be comparable to free cash flow reported by other companies. The presentation of free cash flow, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP financial measure, is provided below. ©2026 InterDigital, Inc. All Rights Reserved.

Non-GAAP Reconciliation

Full Year

(In millions)	2020	2021	2022	2023	2024	2025
Net income attributable to InterDigital, Inc.	**$ 45**	**$ 55**	**$ 94**	**$ 214**	**$ 359**	**$ 407**
Net loss attributable to non-controlling interest	(7)	(13)	(2)	(3)	-	-
Income tax provision (benefit)	(7)	15	26	24	71	63
Other income (expense) & interest expense	24	14	33	(13)	10	(9)
Depreciation and amortization	81	78	79	78	70	78
Share-based compensation	10	29	22	36	46	43
Other operating items	9	30	3	10	(4)	7
Adjusted EBITDA	**$ 155**	**$ 208**	**$ 255**	**$ 345**	**$ 551**	**$ 589**
Adjusted EBITDA Margin	43%	49%	56%	63%	63%	71%
Other Operating Items						
Restructuring	$ -	$ 28	$ 3	$ -	$ -	$ -
Other non-cash charges	9	-	-	3	-	1
Non-Recurring Personnel-Related	-	2	-	-	-	6
Net Litigation Fee Reimbursement	-	-	-	8	(4)	1
Total Other Operating Items	**$ 9**	**$ 30**	**$ 3**	**$ 10**	**$ (4)**	**$ 7**

Three Months Ended

(In millions)	Q2'26	Q2'25
Net income attributable to InterDigital, Inc.	**$ 116**	**$ 181**
Net loss attributable to non-controlling interest	-	-
Income tax provision (benefit)	27	30
Other income (expense) & interest expense	(4)	(6)
Depreciation and amortization	19	19
Share-based compensation	24	12
Other operating items	1	-
Adjusted EBITDA	**$ 184**	**$ 237**
Adjusted EBITDA Margin	71%	79%
Other Operating Items		
Restructuring	$ -	$ -
Other non-cash charges	-	-
Non-Recurring Personnel-Related	-	-
Net Litigation Fee Reimbursement	1	-
Total Other Operating Items	**$ 1**	**$ -**

Outlook

(In millions)	Q2'26	Q3'26	Current FY2026	Prior FY2026
Net income attributable to InterDigital, Inc.	**$28 - $34**	**$42 - $48**	**$270 - $330**	**$202 - $298**
Net loss attributable to non-controlling interest	-	-	-	-
Income tax provision (benefit)	7	11	59	48
Other income (expense) & interest expense	-	-	(1)	(4)
Depreciation and amortization	20	20	79	80
Share-based compensation	12	13	61	52
Other operating items	-	-	1	3
Adjusted EBITDA	**$67 - $73**	**$86 - $92**	**$469 - $529**	**$381 - $477**
Adjusted EBITDA Margin	50%	57%	62%	59%
Other Operating Items				
Restructuring	$ -	$ -	$ -	$ -
Other non-cash charges	-	-	-	-
Non-Recurring Personnel-Related	-	-	-	3
Net Litigation Fee Reimbursement	-	-	1	-
Total Other Operating Items	**$ -**	**$ -**	**$ 1**	**$ 3**

Cash Flow Data:	Three Months Ended Q2'26
Net cash provided by operating activities	$ 83
Capital expenditures	(2)
Capitalized patent costs	(14)
Free cash flow	$ 67

NOTE: Sums may not equal total due to rounding

©2026 InterDigital, Inc. All Rights Reserved.

43

Non-GAAP Reconciliation

(In millions, except per share data)	Full Year 2020	Full Year 2021	Full Year 2022	Full Year 2023	Full Year 2024	Full Year 2025	Three Months Ended Q2'26	Three Months Ended Q2'25	Outlook Q2'26	Outlook Q3'26	Outlook Current FY2026	Outlook Prior FY2026
Net income attributable to InterDigital, Inc.	**$ 45**	**$ 55**	**$ 94**	**$ 214**	**$ 359**	**$ 407**	**$ 116**	**$ 181**	**$28 - $34**	**$42 - $48**	**$270 - $330**	**$202 - $298**
Share-based compensation	10	29	22	36	46	43	24	12	12	13	61	52
Acquisition related amortization	44	42	42	41	33	36	8	9	8	8	32	32
Other operating items	9	30	3	10	(4)	7	1	-	-	-	1	3
Other non-operating items	(4)	(11)	13	(14)	(2)	-	(1)	-	-	-	(1)	-
Related income tax and noncontrolling interest effect of above items	(12)	(26)	(17)	(17)	(15)	(18)	(7)	(4)	(4)	(4)	(20)	(18)
Adjustments to income taxes	(21)	(2)	(2)	(16)	(7)	(10)	(1)	(2)	-	-	(11)	-
Non-GAAP net income	**$ 70**	**$ 117**	**$ 155**	**$ 254**	**$ 409**	**$ 465**	**$ 141**	**$ 195**	**$44 - $50**	**$59 - $65**	**$332 - $392**	**$271 - $367**
Weighted average diluted shares - GAAP	31.1	31.3	30.5	28.1	29.7	34.5	34.3	33.7	35.1	33.7	34.1	35.0
Less: Dilutive impact of the Convertible Notes	-	-	-	0.5	2.4	4.1	3.7	3.8	3.9	3.3	3.5	4.0
Weighted average diluted shares - Non-GAAP	31.1	31.3	30.5	27.6	27.3	30.4	30.6	29.9	31.2	30.4	30.6	31.0
Diluted EPS	$ 1.44	$ 1.77	$ 3.07	$ 7.62	$ 12.07	$ 11.80	$ 3.40	$ 5.35	$0.80 - $0.97	$1.25 - $1.42	$7.91 - $9.67	$5.77 - $8.51
Non-GAAP EPS	$ 2.27	$ 3.73	$ 5.08	$ 9.23	$ 14.97	$ 15.31	$ 4.62	$ 6.52	$1.41- $1.60	$1.94 - $2.13	$10.85 - $12.81	$8.74 - $11.84
Other Operating Items												
Restructuring	$ -	$ 28	$ 3	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other non-cash charges	9	-	-	3	-	1	-	-	-	-	-	-
Non-recurring personnel-related	-	2	-	-	-	6	-	-	-	-	-	3
Net litigation fee reimbursement	-	-	-	8	(4)	1	1	-	-	-	1	-
Total Other Operating Items	**$ 9**	**$ 30**	**$ 3**	**$ 10**	**$ (4)**	**$ 7**	**$ 1**	**$ -**	**$ -**	**$ -**	**$ 1**	**$ 3**
Other Non-operating Items												
Fair value changes	$ (4)	$ (9)	$ 2	$ (10)	$ (2)	$ -	(1)	-	$ -	$ -	$ (1)	$ -
Loss on extinguishment of debt	-	-	11	-	-	-	-	-	-	-	-	-
Other non-cash charges	-	(2)	-	(4)	-	-	-	-	-	-	-	-
Total Other Non-operating Items	**$ (4)**	**$ (11)**	**$ 13**	**$ (14)**	**$ (2)**	**$ -**	**$ (1)**	**$ -**	**$ -**	**$ -**	**$ (1)**	**$ -**

NOTE: Sums may not equal total due to rounding

©2026 InterDigital, Inc. All Rights Reserved.

44